UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2017

CBS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 West 52nd Street New York, New York		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 975-4321

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01    Other Events.

On November 13, 2017, CBS Corporation (the “Company”) issued a press release announcing that it planned to offer senior notes in a private offering. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated by reference in this Item 8.01.

On November 13, 2017, the Company issued a press release announcing the pricing of its private offering of $400 million principal amount of 2.900% senior notes due 2023 and $500 million principal amount of 3.700% senior notes due 2028 (collectively, the “senior notes”). A copy of the press release is filed as Exhibit 99.2 to this report and is incorporated by reference in this Item 8.01.

The senior notes will be offered and sold only to qualified institutional buyers in the United States under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons in transactions outside the United States pursuant to Regulation S under the Securities Act. The senior notes have not been registered under the Securities Act or the securities laws of any other jurisdiction, and may not be offered or sold absent registration or an applicable exemption from the registration requirements of the Securities Act and the securities laws of any other applicable jurisdiction. This Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, the senior notes, nor shall there be any sale of the senior notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits. The following are filed as exhibits to this report:

Exhibit Number	Description of Exhibit

99.1	Press release of CBS Corporation, dated November 13, 2017, announcing the proposed offering of senior notes

99.2	Press release of CBS Corporation, dated November 13, 2017, announcing the pricing of the offering of senior notes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION (Registrant)

By:	/s/ Joseph R. Ianniello
Name:	Joseph R. Ianniello
Title:	Chief Operating Officer

Date: November 13, 2017